UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 27, 2023
Federal Home Loan Bank of Cincinnati
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51399	31-6000228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:
(513) 852-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 2.02 Results of Operations and Financial Condition.

On April 27, 2023, the Federal Home Loan Bank of Cincinnati issued a press release to report financial results for the first quarter ended March 31, 2023. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
99.1 Press release dated April 27, 2023.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati
April 27, 2023	By:	/s/ Stephen J. Sponaugle
Name: Stephen J. Sponaugle Title: Executive Vice President - Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Press release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)